Exhibit 99.2

Robert Shepardson of Morgan Stanley to Join Amwell’s Leadership as CFO and Head of M&A

Mr. Shepardson will join Amwell on October 31st and will succeed current CFO Keith Anderson following a transition period

Boston, MA., September 21, 2021 – Amwell®, (NYSE: AMWL) a national telehealth leader, today announced the appointment of Robert Shepardson to the position of Chief Financial Officer (CFO) and Head of Mergers & Acquisitions (M&A). Mr. Shepardson will join the company as CFO on October 31st and will work together during a transition period through the end of 2021 with current CFO Keith W. Anderson.

With over 30 years of investment banking and capital markets experience across multiple high-growth sectors, Shepardson brings unmatched expertise in structuring strategic partnerships, restructurings, and debt and equity capital financing in the healthcare and technology industries. His strong background combined with his strategic sense and ability to communicate vision, direction, and performance position him exceptionally well to lead Amwell’s finance, accounting and M&A efforts as the company grows and expands.

“As Amwell transforms to significantly accelerate our high margin technology business, Bob will be instrumental in executing and communicating our goals in market differentiation, revenue and profitability expansion,” said Ido Schoenberg, Chairman and Co-CEO of Amwell. “Bob is very familiar with Amwell as he personally led our IPO and secondary offering processes at Morgan Stanley, our lead underwriter. He is an inspiring and trusted leader with many followers in and outside Amwell. He is a dynamic business and financial guru who brings tremendous global and cross-sector insight and experience to the team. I am thrilled to welcome him and confident he will bring extraordinary value to our company and shareholders.”

Mr. Shepardson joins Amwell from Morgan Stanley where he held various leadership roles in Global Capital Markets and in Media and Communications Investment Banking. Most recently, Mr. Shepardson held the position of Managing Director in Global Capital Markets with responsibility for all equity issuance in the Healthcare vertical. Shepardson recently led financings for multiple high-growth healthcare companies including Amwell, One Medical, Accolade, Oak Street Health, Certara, Alignment Healthcare, Lifestance and Stevanato. Mr. Shepardson serves on the board of The Alliance for Positive Change, an organization focused on transforming the lives of New Yorkers living with HIV/AIDS and other chronic illnesses. He graduated cum laude with a Bachelor of Arts in Economics from Princeton University. He earned his Master of Business Administration from the Tuck School of Business at Dartmouth College.

Mr. Shepardson commented, “Amwell is on the precipice of leading the industry well beyond simple telehealth adoption and into a normalized, highly proficient and professional world of digital care access and delivery. I believe the company’s differentiated platform paired with its vast ecosystem of healthcare leaders and stakeholders will redefine the future of healthcare. I’m thrilled to be part of leading and contributing to Amwell’s team, mission and journey.”

After serving as CFO for three years, Mr. Anderson will remain as CFO with the company through October 16th, after which he will transition to a full-time advisory role for the remainder of 2021.

“It has been an honor to work at Amwell alongside Ido, Roy and the team. The past three years have represented a critical growth period and time of transformation during which we executed a successful IPO, set the playbook for M&A, supported revenue growth, drove operational efficiencies, and scaled the company to meet the demands of the industry amid COVID-19,” said Keith W. Anderson, current CFO Amwell. “Given the strong financial position of Amwell, the exciting next chapter of the Converge platform and the many associated growth initiatives that are underway, I believed now was the right time to transition the financial leadership role into new hands.”

Dr. Schoenberg commented, “Keith has been a terrific partner and leader during our incredible three years together. He built robust and capable finance and M&A teams and processes that enabled our successful IPO and follow-on offering. He also led three very successful acquisitions during his term. Roy, myself and our Board are extremely grateful for his exceptional service and wish him much success.”

This announcement follows Amwell’s recent simultaneous acquisitions of SilverCloud Health and Conversa Health. Additionally, the company continues its high growth trajectory, increasing revenue from a $100 million company in 2018 to well over $300 million expected in 2022. Together, Dr. Ido Schoenberg, Amwell Co-CEO, and Keith Anderson, Amwell’s current CFO, will conduct Amwell’s third quarter earnings call, scheduled to take place in November.

About Amwell

Amwell is a leading telehealth platform in the United States and globally, connecting and enabling providers, insurers, patients, and innovators to deliver greater access to more affordable, higher quality care. Amwell believes that digital care delivery will transform healthcare. The Company offers a single, comprehensive platform to support all telehealth needs from urgent to acute and post-acute care, as well as chronic care management and healthy living. With over a decade of experience, Amwell powers telehealth solutions for over 2,000 hospitals and 55 health plan partners with over 36,000 employers, covering over 80 million lives. For more information, please visit https://business.amwell.com/.

Forward-Looking Statements

This press release contains forward-looking statements about us and our industry that involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations, financial condition, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.

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